XPEL

INVESTOR PRESENTATION



MAY 2020

FORWARD LOOKING STATEMENT

This Presentation contains certain forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, credit worthiness, currency, insurance, dilution, ability to access capital markets, interest rates, dependence on key personnel and environmental matters. Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Factors and assumptions that were applied in drawing conclusions and could cause actual results, performance, or achievements to differ materially from those expressed or implied by forward-looking statements, include, but are not limited to, general economic conditions, competition, availability of manufacturing supply or quality, a vailability and quality of raw materials, the Company's ability to maintain key employees and other factors identified in the "Risk Factors" section of the Company's Management's Discussion and Analysis (MD&A) available at www.xpel.com/relations.



THE LEADER IN PROTECTIVE FILMS

AUTOMOTIVE
PAINT PROTECTION FILMS

AUTOMOTIVE
WINDOW TINT

HOME & OFFICE
WINDOW FILMS


XPEL
618

A BRAND BUILT OVER 20 YEARS

HEADQUARTERED IN SAN ANTONIO, TX

FOUNDED IN 1997

NASDAQ: XPEL

300 FULL TIME EMPLOYEES

2400+ CUSTOMERS

GLOBAL OPERATIONS

HISTORY THAT CONTINUES
TO SET THE STANDARDS

- **1998-2007**
  - DAP™ DESIGN ACCESS PROGRAM
  - STANDARD PAINT PROTECTION FILM
- **2010**
  - XTREME PAINT PROTECTION FILM
- **2011**
  - ULTIMATE PAINT PROTECTION FILM
- **2014**
  - OPEN XPEL UNITED KINGDOM OFFICE
- **2015**
  - PARASOL CANADA ACQUISITION
- **2016**
  - PRIME AUTOMOTIVE WINDOW FILM
  - OPEN EUROPEAN HQ XPEL NETHERLANDS OFFICE
- **2017**
  - PROTEX
  - OPEN XPEL MEXICO OFFICE
- **2018**
  - OPEN XPEL ASIA OFFICE
  - ULTIMATE PLUS PAINT PROTECTION FILM
  - VISION ARCHITECTURAL GLASS SOLUTIONS
- **2019**
  - NASDAQ (SYMBOL: XPEL)
  - FUSION PLUS CERAMIC COATING
  - OPEN XPEL GERMANY OFFICE
- **2020**
  - PROTEX CENTRE


FILM TECHNOLOGY
DAP SOFTWARE
MARKETING & LEAD GENERATION
DISTRIBUTION INFRASTRUCTURE
CUSTOMER SERVICE
XPEL
PRODUCTS

KEY INVESTMENT HIGHLIGHTS

Strong Recognition as Premium Brand

Significant Domestic and International Market Opportunity

Robust Growth, Profitability and Strong Balance Sheet

High Insider Ownership Creates Firm Alignment with Shareholders

Results Driven Management Team With Proven Track Record

COMPLETE PROTECTION



ULTIMATE PLUS
PAINT PROTECTION FILM

COVERAGE



BUMPER



HOOD



HEADLIGHTS & FOG LIGHTS



FENDERS



MIRRORS



A-PILLARS & ROOFLINE



DOOR SILL



DOOR EDGES & DOOR CUPS



ROCKER PANELS & REAR WHEEL IMPACT AREA



LUGGAGE STRIP



ULTIMATE PLUS
PAINT PROTECTION FILM

Invisible, Cut-To-Fit Protection Film

Protects from Rock Chips,
Bug Acids, and Road Debris Damage

Professionally Installed New-Car Product

AUTOMOTIVE PRODUCTS



PRIME
AUTOMOTIVE WINDOW FILM

Film for Heat Rejection,
Security and Appearance

4 Core Lines of Film,
Something For Everyone

High-End Products for
Margin, Differentiation



FUSION PLUS
CERAMIC COATING

Hydrophobic Coating Applied to PPF and
Painted Surfaces

Allows for Easy Finished Maintenance and Cleaning

Opportunity for More Revenue Per Car

END CUSTOMER PPF ECONOMICS

COVERAGE - FULL CAR



Covers entire car.

$4000 - $6000

COVERAGE - FULL FRONT



Covers entire painted front bumper, hood, fenders, headlights and backs of the painted mirrors.

$1800 - $2500

COVERAGE - PARTIAL HOOD



Covers 6" - 12" of leading edge of hood.

$100 - 200

FACTORS INFLUENCING PRICING

Coverage

Retail vs Wholesale

Regional Variation



THE XPEL
DIFFERENCE

DAP
TM
DESIGN ACCESS
PROGRAM

Cloud-Based Application Updated Daily with 80,000 Vehicle Applications

Pre-Cut Film Prevents Cutting on Car

Reduces Installation Time, Material Waste


XPEL

XPEL®
CERTIFIED TRAINING

Essential to New Customer Success and Industry Growth

Corporate Training Facilities in 5 Countries

PPF, Automotive Window Tint, Architectural Window Films, Ceramic Coating


katzkin

XPEL®
BRAND PRESENCE

Extensive On and Off-line Marketing and Lead Generation

Sponsorships, Events and Influencer Campaigns

Positions XPEL as the Premium Brand

NON-AUTOMOTIVE PRODUCTS



VISION
HOME & OFFICE WINDOW FILM

Solar Control and Security for Commercial and Residential Applications

Distinct Customer Set, But Similar Profile to Automotive

Large Addressable New Market


PLEASE SELECT YOUR AIRLINE
DELTA
FRONTIER
jetBlue

RX
PROTECTION FILM

Anti-Microbial Surface Protection

Screens, Electronics, Consumer Surfaces

Primarily B2B Sale and Available to Current Customers


ULTIMATE

SURFACE PROTECTION

Sell to a Variety of Niche Non-Automotive Uses

Electronics, Stainless Steel, Solid Surface Countertops and More

Constantly Evaluating New Applications to Elevate Support

XPEL REVENUE ECOSYSTEM


PRODUCT REVENUE 94%
$150 - $375 / CAR
DIRECT - 65%
INDIRECT - 35%
INDEPENDENT INSTALLERS
NEW CAR DEALERSHIP
INTERNATIONAL DISTRIBUTORS
END CONSUMER
INSTALLATION SERVICE REVENUE 6%
XPEL
XPEL SERVICE LOCATIONS
US 6
UK 1
CANADA 2
$800 - $2500 / CAR
$600 - $1500 / CAR
END CONSUMER
NEW CAR DEALERSHIP

STRATEGIC INITIATIVES


CONTIN
GLOBAL
EXPANS
DRIVE
BRAND
AND
-AUTOMO
DUCT PORTFOLI
CHANNEL
EXPANSION
VIA ACQUISITION

CONTINUE GLOBAL EXPANSION

Operations in 9 Countries

Build Out Sales Team In Under-penetrated Geographies

DRIVE GLOBAL BRAND AWARENESS

High Visibility At Premium Events

Advertising Placement In Media Consumed By Car Enthusiasts

EXPAND NON-AUTOMOTIVE PRODUCT PORTFOLIO

Find Opportunities That Leverage The Channel and Brand

Find Opportunities That Leverage Existing Products & Technology

CHANNEL EXPANSION VIA ACQUISITION

Acquire Select Installation Facilities in Key Markets

Acquire International Partners for Global Reach

REVENUE TREND

IN MILLIONS


$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
33.0% CAGR
$41.5M
24.8%
$51.8M
29.9%
$67.3M
63.4%
$109.9M
18.2%
$129.9M
$28.4M
Q1
14.8%
GROWTH
Q vs Q
2015
2016
2017
2018
2019
Q1 2020 YTD
IFRS
U.S. GAAP

2019 SALE MIX BY REGION



CONTINENTAL EUROPE
5.7%
UK
2.9%
CANADA
13.8%
UNITED STATES
46.5%
CHINA
23.5%
ASIA PACIFIC
3.4%
LATIN AMERICA
1.6%
MIDDLE EAST / AFRICA
2.4%
OTHER 0.2%

GROSS MARGIN TREND

IN MILLIONS



GROSS MARGIN $
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$12.3M
$14.0M
$16.7M
$33.4M
$43.5M
$10.3M
29.7%
27.1%
24.8%
30.4%
33.5%
36.3%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
GROSS MARGIN %
2015
2016
2017
2018
2019
Q1 2020 YTD
IFRS
U.S. GAAP

EBITDA PROFILE

IN MILLIONS



EBITDA $
$20,000
$15,000
$10,000
$5,000
$1,000
$3.6M
$4.4M
$3.6M
$13.0M
$18.7M
$2.6M
8.6%
8.5%
5.4%
11.9%
14.4%
9.1%
2015
2016
2017
2018
2019
Q1 2020 YTD
IFRS
U.S. GAAP
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
EBITDA %

NET INCOME TREND
IN MILLIONS



NET INCOME $
$15,000
$10,000
$5,000
$1,000
$1.5M
3.6%
$2.2M
4.2%
$1.0M
1.5%
$8.7M
7.9%
$14.0M
10.8%
$1.6M
5.7%
2015
2016
2017
2018
2019
Q1 2020 YTD
IFRS
U.S. GAAP
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
NET INCOME %

STRONG FINANCIAL POSITION

U.S. GAAP - IN MILLIONS

	2018	2019	2020 QTD
CASH • CASH EQUIVALENTS	$4.0 M	$11.5M	$14.8M
NET WORKING CAPITAL	$12.5M	$24.5M	$28.5M
ACCOUNTS RECEIVABLE	$5.6M	$7.2M	$7.3M
TOTAL INVENTORY	$10.8M	$15.1M	$18.8M
TOTAL ASSETS	$30.5M	$51.6M	$61.7M
TOTAL DEBT (EXCLUDES LEASE OBLIGATIONS)	$1.8M	$0.8M	$7.6M
CASH FLOW FROM OPS (YTD)	$6.8M	$11.0M	$0.3M



MACRO GROWTH OPPORTUNITIES

Rock Chips Are Top Consumer Complaint

Paint Protection Film Low Penetration to New Cars Sold

Fragmented Market Provides Opportunity Ripe for Consolidation

Dealerships Need Tangible, Profitable Products

Window Film First Example of Leveraging Channel Opportunity

Equivalent Opportunities Domestically & Internationally

XPEL®


Export to Excel
Feedback

APPENDIX

NON - GAAP MEASURES
EBITDA RECONCILIATION
U.S. GAAP - IN MILLIONS

	THREE MONTHS ENDED		YEAR ENDED	
	Mar 31, 2020	Mar 31, 2019	Dec 31, 2019	Dec 31, 2018
NET INCOME	$1,611,354	$1,860,003	$13,995,072	$8,721,232
INTEREST	$30,558	$28,706	$96,646	$168,389
TAXES	$426,379	$565,588	$2,955,356	$2,760,073
DEPRECIATION	$270,317	$200,818	$915,918	$735,983
AMORTIZATION	$233,896	$184,548	$781,105	$642,801
EBITDA	$2,572,504	$2,839,963	$18,744,097	$13,028,478

San Antonio, TX USA
+1 210-678-3700 XPEL.COM

COMPLETE PROTECTION, UNSEEN.